                                                                EXHIBIT h(44)(b)

                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated November 23, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, American General Annuity Insurance Company, a Texas life insurance company and A.G. Distributors, Inc. (formally known as AGA Brokerage Services, Inc.), is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:



                                   SCHEDULE A

-------------------------------------------------------------------------------------------------------------------------------

          FUNDS AVAILABLE UNDER              SEPARATE ACCOUNTS                      POLICIES/CONTRACTS FUNDED BY THE
              THE POLICIES                   UTILIZING SOME OR                              SEPARATE ACCOUNTS
                                             ALL OF THE FUNDS
-------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Capital Appreciation Fund         AG Separate Account A                             o VA61-94
AIM V.I. Diversified Income Fund                                                             o VA61-T5-94
AIM V.I. International Equity Fund                                                           o VA63-94
AIM V.I. Value Fund                                                                          o VA63-T5-94
                                                                                             o VA64-T5-94
                                                                                             o VA124-99R
-------------------------------------------------------------------------------------------------------------------------------


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:     July 2, 1999
               -------------------------



                                            AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/NANCY L. MARTIN                  By: /s/ROBERT H. GRAHAM
       -----------------------------           --------------------------------
Name:  Nancy L. Martin                      Name:  Robert H. Graham
Title: Assistant Secretary                  Title: President


(SEAL)


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


                                            A I M DISTRIBUTORS, INC.



Attest: /s/NANCY L. MARTIN                  By:    /s/MICHAEL J. CEMO
       -----------------------------           --------------------------------
Name:  Nancy L. Martin                      Name:  Michael J. Cemo
Title: Assistant Secretary                  Title: President


(SEAL)




                                            AMERICAN GENERAL ANNUITY INSURANCE
                                            COMPANY



Attest:  /s/CYNTHIA A. TOLES                By:    /s/JOHN E. ARANT
       -----------------------------           --------------------------------
Name:  Cynthia A. Toles                     Name:  John E. Arant
       -----------------------------             ------------------------------
Title: Secretary                            Title: Executive VP - Sales
       -----------------------------              -----------------------------


(SEAL)



                                            A.G. DISTRIBUTORS, INC.



Attest:  /S/CYNTHIA A. TOLES                By:    /s/BRUCE R. ABRAMS
       -----------------------------           --------------------------------
Name:  Cynthia A. Toles                     Name:  Bruce R. Abrams
       -----------------------------             ------------------------------
Title: Secretary                            Title: President and CEO
       -----------------------------              -----------------------------


(SEAL)


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